Listing Report:Supplement No. 38 dated Jan 30, 2012 to Prospectus dated Jan 12, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jan 12, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jan 12, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 554819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$516.24

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1977	Debt/Income ratio:	14%
Credit score:	680-699 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	14y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,890	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	bill-transformer4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to...pay off credit cards

My financial situation:
I am a good candidate for this loan because...I have a good credit history,and have a proven track record.I had some additional expenses and some unforeseen medical expenses this year. Also one of my children was married this past year.

Monthly net income: $8500.00
Monthly expenses: $5350.00
Housing: $2500.00
Insurance: $500.00
Car expenses: $0 paid by company
Utilities: $350.00
Phone, cable, internet: $100.00
Food, entertainment: $400.00
Clothing, household expenses: $250.00
Credit cards and other loans: $750.00
Other expenses: $500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$12,600	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$580.72

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1986	Debt/Income ratio:	18%
Credit score:	780-799 (Jan-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	16y 4m
Amount delinquent:	$64	Total credit lines:	14	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,373	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	preeminant-penny7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to upgrade and protect the home from hurricane.

My financial situation:
I am a good candidate for this loan because I have held my job for 17 years, currently collect social security benefits for a total of $55,000 annual income and have demonstrated my financial responsibility during my lifetime.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$24,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,150	Estimated loss*:	1.00%
Term:	60 months

Lender yield:	8.11%	Borrower rate/APR:	9.11% / 9.32%	Monthly payment:	$509.89

Lender servicing fee:	1.00%	Effective Yield*:	8.11%
		Estimated return*:	7.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1998	Debt/Income ratio:	13%
Credit score:	780-799 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,467	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	Yes
Screen name:	Colorado-Geek	Borrower's state:	Colorado	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	780-799 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2010)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Payoff 2nd Mortgage
Purpose of loan:
This will payoff my 2nd mortgage that has a higher interest rate the banks won't refinance down for me. Without the 2nd weighing me down I will also be able to refinance my 1st mortgage to the low rates available right now.

If this looks familiar, yes this same loan was funded last week but Propser canceled it because they couldn't get a hold of me to verify my information. We finally got in touch today and they corrected the issue, but I have to relist. Let's see if we can make it fund in 4 days again as was done last week.

My financial situation:
In the last year I paid off all of my credit cards. My only costs each month are my mortgages and car. I have no financial hardships, just want to take advantage of the low rates that will bring my combined mortgage costs down by a 3rd.

This will be my 2nd Prosper loan, I had another in 2010 that got me on the right path to financial freedom.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$256.39

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2009	Debt/Income ratio:	11%
Credit score:	740-759 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$765	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	systematic-justice1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Roofing Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$437.46

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2005	Debt/Income ratio:	17%
Credit score:	780-799 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,786	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	independent-peace7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit consolidation & House repair
Purpose of loan:
This loan will be used to consolidate debts and fix house.

My financial situation:
I am a good candidate for this loan because I am a permanent employee for a successful company. I also have a great credit and always pay back my debts on time.

Monthly net income: $ 5,800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$245.16

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	3.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1995	Debt/Income ratio:	4%
Credit score:	760-779 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,968	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	truth-goliath4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
move
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 11.77%	Monthly payment:	$79.49

Lender servicing fee:	1.00%	Effective Yield*:	7.97%
		Estimated return*:	5.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1990	Debt/Income ratio:	6%
Credit score:	800-819 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,961	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	return-genome7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	800-819 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	740-759 (Oct-2010) 740-759 (Dec-2009)
Principal balance:	$721.43	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Much needed vacation
Purpose of loan:
This loan will be used to fund a fifth year anniversary cruise to Alaska.

My financial situation:
I am a good candidate for this loan because as you can see from my current Prosper loan that will be paid off at the end of this year I can and do always pay my debts. This interest rate is better than my credit card and it is a fixed amount so I find this to be a better solution.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2003	Debt/Income ratio:	22%
Credit score:	660-679 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,824	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	top-dedication-relaxation	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment
Purpose of loan:
This loan will be used to...buy land

My financial situation:
I am a good candidate for this loan because...
I have never defaulted or filed bankruptcy

Monthly net income: $6300
Monthly expenses: $100
Housing: $1000
Insurance: $200
Car expenses: $350
Utilities: $150
Phone, cable, internet: $120
Food, entertainment: $250
Clothing, household expenses: $200
Credit cards and other loans: $1000
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$412.99

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1997	Debt/Income ratio:	16%
Credit score:	720-739 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	3 / 2	Length of status:	12y 0m
Amount delinquent:	$65,045	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,365	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	genome6	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
whisper
Purpose of loan:
This loan will be used to...
consolidate debt
My financial situation:
I am a good candidate for this loan because...
i will pay my debt on time and will set it up on bank draft as well.

Monthly net income: $3,821
Monthly expenses: $870
Housing: $none
Insurance: $151
Car expenses: $250
Utilities: $none
Phone, cable, internet: $315
Food, entertainment: $250
Clothing, household expenses: $100
Credit cards and other loans: $none
Other expenses: $none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	29.58%	Borrower rate/APR:	30.58% / 34.58%	Monthly payment:	$171.08

Lender servicing fee:	1.00%	Effective Yield*:	28.22%
		Estimated return*:	13.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2002	Debt/Income ratio:	28%
Credit score:	660-679 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,893	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	money-halo8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get on Track
Purpose of loan:
This loan will be used to... Catch up on medical bill, job change, family situations.

My financial situation:
I am a good candidate for this loan because... I have a good career an am responsible.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,500	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	24.52%	Borrower rate/APR:	25.52% / 29.39%	Monthly payment:	$220.19

Lender servicing fee:	1.00%	Effective Yield*:	23.92%
		Estimated return*:	12.02%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1972	Debt/Income ratio:	18%
Credit score:	700-719 (Jan-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	3 / 2	Length of status:	4y 8m
Amount delinquent:	$70	Total credit lines:	27	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,543	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	39	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	unbelievable-fairness4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Independent School Tuition (7th gr)
Purpose of loan:
This loan will be used to help defray the cost for my child's independent school tuition.

My financial situation:
I am a good candidate for this loan because I am a respsonsible parent that wants the best for my child and will do whatever it takes so that my child has the best education to help with their future endeavors.

Monthly net income: $3400
Monthly expenses: $2200
Housing: $995
Insurance: $300
Car expenses: $100
Utilities: $250
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $25
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.20%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$68.83

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	8.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1989	Debt/Income ratio:	20%
Credit score:	640-659 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	0y 6m
Amount delinquent:	$413	Total credit lines:	16	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,173	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	eloquent-investment1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,800.00	< 31 days late:	0 ( 0% )	720-739 (Jan-2010)
Principal balance:	$684.64	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Unexpected expenses
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	12.96%	Borrower rate/APR:	13.96% / 15.78%	Monthly payment:	$302.22

Lender servicing fee:	1.00%	Effective Yield*:	12.91%
		Estimated return*:	9.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1999	Debt/Income ratio:	18%
Credit score:	720-739 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$110,096	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	deal-sage821	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debit Consolidation
Purpose of loan:
I am going to pay off two high interest credit cards I have with this loan

My financial situation:
I got caught up in the housing bubble and my credit card interest rates skyrocketed. I haven't missed payments, but I am struggling with the 30% interest rates to pay these cards down. This loan will cut those interest rates in half and give me some breathing room.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 555476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,600.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,520	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$134.69

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2007	Debt/Income ratio:	12%
Credit score:	760-779 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	epic-finance2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan: motorcycleThis loan will be used to...pay for motorcycleMy financial situation: I am a good candidate for this loan because...I have a great job, and I pay the money I owe.Monthly net income: $1500Monthly expenses: $600Housing: $0Insurance: $0Car expenses: $0Utilities: $50Phone, cable, internet: $0Food, entertainment: $550Clothing, household expenses: $0Credit cards and other loans: $0Other expenses: $0
Information in the Description is not verified.